united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-22976

Cross Shore Discovery Fund

(Exact name of registrant as specified in charter)

Ultimus Asset Services, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

Neil Kuttner, President and Principal Executive Officer

Cross Shore Discovery Fund

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and address of agent for service)

With a copy to:

Ed Lawrence

Bernstein Shur

100 Middle Street

Portland, Maine 04101

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	3/31

Date of reporting period:	3/31/19

Item 1. Reports to Stockholders.

Cross Shore Discovery Fund

Annual Report
March 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (844) 300-7828 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (844) 300-7828. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held at your financial intermediary.

Cross Shore Capital Management, LLC
111 Great Neck Road
Suite 210
Great Neck, NY 11021

Investment Results (Unaudited)

Total Returns
(For the periods ended March 31, 2019)

	One Year	Since Inception(1)
Cross Shore Discovery Fund	3.7%	5.8%
S&P 500® Index(2)	9.5%	10.1%
HFRX Equity Hedge Index(3)	(5.1)%	0.7%

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Cross Shore Discovery Fund (“Fund”) distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. All performance figures are presented net of fees. Performance reflects any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.crossshorefunds.com or by calling (844) 300-7828. The prospectus should be read carefully before investing. The Fund is distributed by Unified Financial Securities, LLC (Member FINRA).

(1)	For the period from January 2, 2015 (inception date of the Fund) to March 31, 2019. Performance for more than one year is annualized.
(2)

The S&P 500® Index (“S&P 500”) is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The S&P 500 returns assume reinvestment of all distributions and does not reflect the deduction of taxes and fees. Individuals cannot invest directly in the S&P 500.

(3)

The HFRX Equity Hedge Index (“HFRX”) is made up of hedge funds that have at least $50 million in assets under management, have been actively trading for at least 24 months, are open to new investment (in separately managed accounts), provide transparency, and satisfy Hedge Fund Research’s qualitative screening. The HFRX is a sub-index that focuses on Long/Short strategies and is an investable index. The index is rebalanced quarterly.

Fund Holdings (Unaudited)

[1]	As a percentage of net assets.

Availability of Portfolio Schedule (Unaudited)

The Fund files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year within sixty days after the end of the period. The Fund’s portfolio holdings are available on the SEC’s website at http://www.sec.gov.

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Cross Shore Discovery Fund
Schedule of Investments

March 31, 2019

Portfolio Funds	% of Net Assets
Long/Short Generalist:
Hawk Ridge Partners Offshore, Ltd., Class A, Intial Series	4.0%
Hawk Ridge Partners Offshore, Ltd., Class A, Series 2019-02	0.5%
Total Hawk Ridge Partners Offshore, Ltd.	4.5%
Atika Offshore Fund, Ltd., Class A, Series 1	5.5%
Rivulet Capital Offshore Fund, Ltd., Class A, Series 2014-05	5.2%
Shellback Offshore Fund, Ltd., Class D, Series 2017-04	5.0%
Bishop Rock Opportunity Offshore, Ltd., Class 2-NR, Series 17	4.5%
Lomas Capital, Ltd., Class A, Series 15	4.3%
BBCM Offshore Fund, Ltd., Class A, Series 2019-02	4.3%
Vinik Offshore Fund II, Ltd., Class C, Series 2019-03	4.2%
Marcato Encore International, Ltd., Class C-4, Initial Series	3.0%
Thames Absolute Return Offshore Fund, Ltd., Class B-2, Series 2	3.4%
Total Long/Short Generalist	43.9%
European Long/Short Generalist:
Lucerne Capital Offshore Fund, Ltd., Class A, Series 1	4.9%

Elbe Investors, Ltd., Class A-F, Series 4	3.0%
Elbe Investors, Ltd., Class A, Series 1	0.7%
	3.7%
Total European Long/Short Generalist	8.6%
Long/Short Sector:
Healthcare, Biotechnology
venBio Select Fund, Ltd., Class A, Series 2017-05	5.7%
Biomedical Offshore Value Fund, Ltd., Class I, Series 200199-1	4.7%
Total Healthcare, Biotechnology Long/Short Generalist	10.4%
Healthcare, Consumer
Armistice Capital Offshore Fund, Ltd., Class A2, Series 2015-09	0.0	%(8)
Armistice Capital Offshore Fund, Ltd., Class A2, Series 2013-08	0.0	%(8)
Total Armistice Capital Offshore Fund, Ltd.	0.0	%(8)
Financial Services
Context BH Partners Cayman, LP, Class C	4.3%
	4.3%
Technology, Media and Telecommunications
Whale Rock Flagship Fund, Ltd., Class A-1, Series I000121834	6.2%
Light Street Xenon, Ltd., Class A1, Series N	5.7%
	11.9%
Utilities
Electron Global Fund, Ltd., Class A, Series 37	3.8%
Electron Global Fund, Ltd., Class A, Series 40	0.5%
	4.3%
Total Long/Short Sector	30.9%
Total Investments In Portfolio Funds	83.4%

4	See accompanying notes which are an integral part of these financial statements.

Cross Shore Discovery Fund
Schedule of Investments (continued)

March 31, 2019

Cost(1)	Fair Value	Initial Acquisition Date	Redemption Frequency(2)	Next Available Redemption Date

$1,400,000	$1,599,217	2/1/2018	Quarterly	6/30/2019(3)
200,000	205,951	2/1/2019	Quarterly	6/30/2019(3)
1,600,000	1,805,168
1,190,187	2,233,684	1/2/2015	Quarterly	6/30/2019
1,550,000	2,096,787	6/1/2015	Quarterly	6/30/2019(4)
1,509,607	2,006,425	1/2/2015	Quarterly	6/30/2019
1,750,000	1,806,523	3/1/2019	Quarterly	6/30/2019(5)
1,445,219	1,753,567	1/2/2015	Quarterly	6/30/2019
1,700,000	1,742,333	2/1/2019	Quarterly	6/30/2019(6)(7)
1,750,000	1,698,857	3/1/2019	Quarterly	6/30/2019(3)
937,500	1,208,030	7/1/2015	Quarterly	6/30/2019(4)
1,300,000	1,383,664	11/1/2017	Quarterly	6/30/2019
14,732,513	17,735,038

2,112,187	1,989,590	4/1/2015	Quarterly	6/30/2019

1,250,000	1,227,681	6/1/2017	Monthly	4/30/2019
250,000	261,888	2/1/2019	Monthly	4/30/2019
1,500,000	1,489,569
3,612,187	3,479,159

1,200,000	2,302,327	5/1/2017	Quarterly	6/30/2019
1,600,000	1,909,734	1/1/2019	Quarterly	6/30/2019(5)
2,800,000	4,212,061

4,503	6,967	9/1/2015	N/A	(9)
3,109	5,275	1/2/2015	N/A	(9)
7,612	12,242

1,750,000	1,727,752	5/1/2018	Quarterly	6/30/2019(10)
1,750,000	1,727,752

1,345,147	2,490,564	4/1/2015	Quarterly	6/30/2019
1,291,962	2,280,840	1/2/2015	Quarterly	6/30/2019
2,637,109	4,771,404

1,500,000	1,539,622	8/1/2018	Monthly	4/30/2019(11)
200,000	205,108	2/1/2019	Monthly	4/30/2019(11)
1,700,000	1,744,730
$8,894,721	$12,468,189
$27,239,421	$33,682,386

See accompanying notes which are an integral part of these financial statements.	5

Cross Shore Discovery Fund
Schedule of Investments (continued)

March 31, 2019

Money Market Funds	% of Net Assets	Cost	Fair Value	Shares
Fidelity Institutional Money Market Government Portfolio, Institutional Class, 2.35%(12)	1.1%	$461,684	$461,684	461,684

Total Investments	84.5%	$27,701,105	$34,144,070

Other Assets in Excess of Liabilities	15.5%		$6,247,561

Net Assets	100.0%		$40,391,631

(1)	There were no unfunded capital commitments as of March 31, 2019.
(2)

Certain redemptions may be subject to various restrictions and limitations such as redemption penalties on investments liquidated within a certain period subsequent to investment (e.g., a soft lock-up), investor-level gates and/or Portfolio Fund-level gates. Redemption notice periods range from 30 to 120 days.

(3)	Subject to 3% soft lock during the first year of investment.
(4)	Subject to 25% investor level quarterly gate.
(5)	Subject to 5% soft lock during the first year of investment.
(6)	Subject to 6% soft lock during the first year of investment.
(7)	Subject to 50% investor level quarterly gate.
(8)	Amount is less than 0.05%.
(9)	Redemptions are not permitted until the underlying special investments are sold/liquidated.
(10)	Subject to 2% soft lock during the first year of investment.
(11)	Subject to 2.5% soft lock during the first year of investment.
(12)	Rate disclosed is the seven day effective yield as of March 31, 2019.

6	See accompanying notes which are an integral part of these financial statements.

Cross Shore Discovery Fund
Statement of Assets and Liabilities

March 31, 2019

Assets
Investments in Portfolio Funds and Money Market Funds, at fair value (cost $27,701,105)	$34,144,070
Advanced subscriptions in Portfolio Funds	1,500,000
Cash	371,733
Receivable for Portfolio Funds sold	4,592,762
Total assets	40,608,565
Liabilities
Payable for redemption of shares	77,239
Payable to Adviser	51,445
Payable for audit fees	53,000
Payable for Chief Compliance Officer ("CCO") fees	2,583
Payable for administration fees	3,125
Payable for fund accounting fees	6,250
Payable for custody fees	3,506
Other accrued expenses	19,786
Total liabilities	216,934
Net Assets	$40,391,631
Net Assets Consist Of
Paid-in capital	$39,463,116
Accumulated earnings	928,515
Net Assets	$40,391,631
Net Asset Value Per Share
Institutional Shares (based on 392,298 shares outstanding; 449,718 additional shares registered)	$102.96

See accompanying notes which are an integral part of these financial statements.	7

Cross Shore Discovery Fund
Statement of Operations

For the fiscal year ended March 31, 2019

Investment Income
Dividend income	$27,731
Expenses
Investment Adviser	506,427
Audit and tax preparation fees	44,000
Administration	37,500
Legal	33,093
Chief Compliance Officer	31,000
Fund accounting	25,000
Trustee	24,665
Transfer agent	20,111
Printing	17,253
Custodian	15,616
Miscellaneous	13,799
Registration	8,929
Insurance	8,020
Total expenses	785,413
Expenses waived by Adviser	(52,404)
Recoupment of prior expenses waived/reimbursed by Adviser	14,685
Net expenses	747,694
Net investment loss	(719,963)
Realized and Change in Unrealized Gain from Investments in Portfolio Funds
Net realized gain on sale of investments in Portfolio Funds	$3,368,673
Net change in unrealized appreciation/(depreciation) from investments in Portfolio Funds	(1,324,839)
Net realized and change in unrealized gain from investments in Portfolio Funds	2,043,834
Net increase in net assets resulting from operations	$1,323,871

8	See accompanying notes which are an integral part of these financial statements.

Cross Shore Discovery Fund
Statements of Changes in Net Assets

	For The Year Ended March 31, 2019	For The Year Ended March 31, 2018(1)
Increase/(Decrease) In Net Assets Resulting From Operations
Net investment loss	$(719,963)	$(765,733)
Net realized gain on sale of investments in Portfolio Funds	3,368,673	602,085
Net change in unrealized appreciation/(depreciation) from investments in Portfolio Funds	(1,324,839)	4,191,459
Net increase in net assets resulting from operations	1,323,871	4,027,811
Distributions To Shareholders From Earnings
Institutional Shares	(1,373,500)	(4,705,651)
Capital Share Transactions - Institutional Shares
Proceeds from issuance of shares	6,371,136	200,000
Reinvestment of distributions	737,906	2,244,160
Payments for redemption of shares	(77,239)	(746,221)
Net increase in net assets resulting from capital share transactions	7,031,803	1,697,939
Net increase in net assets	6,982,174	1,020,099
Net assets at beginning of year	33,409,457	32,389,358
Net assets at end of year	$40,391,631	$33,409,457
Share Transactions - Institutional Shares
Shares issued	62,286	1,846
Reinvestment of distributions	7,961	21,978
Shares redeemed	(750)	(7,241)
Net increase in share transactions	69,497	16,583

(1)	For the year ended March 31, 2018, all distributions from earnings were from net investment income. As of March 31, 2018, accumulated net investment loss was $(6,410,892).

See accompanying notes which are an integral part of these financial statements.	9

Cross Shore Discovery Fund
Financial Highlights - Institutional Shares

	For the Year Ended:						For The Period January 30,
	March 31, 2019		March 31, 2018		March 31, 2017	March 31, 2016	2015 to March 31, 2015(1)
Per Share Operating Performance
Net asset value, beginning of period	$103.50		$105.77		$93.21	$103.50	$98.99

Investment operations:
Net investment loss	(2.09	)(2)	(2.47	)(2)	(2.97)	(1.93)	(0.38	)(2)
Net realized and unrealized gains/(losses) from investments in Portfolio Funds	5.51		15.55		16.42	(6.63)	4.89
Net change in net assets resulting from operations	3.42		13.08		13.45	(8.56)	4.51

Distributions from:
Net investment income	(3.96)		(15.35)		(0.89)	(1.73)	—

Net asset value, end of period	$102.96		$103.50		$105.77	$93.21	$103.50

Total return(3)	3.73%		12.57%		14.49%	(8.37%)	4.56	%(4)

Net assets, end of period	$40,391,631		$33,409,457		$32,389,358	$32,097,221	$16,293,591

Ratios To Average Net Assets
Expenses after waiver and reimbursement(5)	2.08%		2.25%		2.25%	2.25%	2.25	%(6)
Expenses before waiver and reimbursement(5)	2.18%		2.57%		2.72%	2.97%	5.11	%(6)
Net investment loss after waiver and reimbursement(5)	(2.00%)		(2.25%)		(2.25%)	(2.25%)	(2.25	%)(6)
Net investment loss before waiver and reimbursement(5)	(2.10%)		(2.57%)		(2.72%)	(2.97%)	(5.11	%)(6)
Portfolio turnover rate	32.77%		15.61%		15.01%	2.00%	0.00	%(4)

(1)

The period of the financial highlights is from the date of effectiveness of the Fund’s registration statement under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, through March 31, 2015.

(2)	Calculated based on the average shares outstanding during the period.
(3)	Total return represents the rate an investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions, if any.
(4)	Not annualized.
(5)	The ratios do not reflect the Fund’s proportionate share of income, expenses and incentive allocations of the underlying Portfolio Funds.
(6)	Annualized.

10	See accompanying notes which are an integral part of these financial statements.

Cross Shore Discovery Fund
Notes to the Financial Statements

March 31, 2019

1. Organization

Cross Shore Discovery Fund (the “Fund”) was organized on May 21, 2014 as a Delaware statutory trust. The Fund commenced operations on January 2, 2015. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified closed-end management investment company and offers interests (“Shares”) registered under the 1940 Act and the Securities Act of 1933, as amended. The Fund’s initial registration under the 1940 Act and the Securities Act of 1933 became effective on January 30, 2015. The Fund operates as a “fund of hedge funds”. The Fund provides investors access to a variety of professionally managed private investment funds (“hedge funds”) that predominately employ equity long/short strategies (each a “Portfolio Fund”). The Portfolio Funds are not registered under the 1940 Act and are generally organized outside of the United States (“U.S.”). The Fund currently offers one class of shares (“Institutional Shares”).

Under the Fund’s organizational documents, its officers and Board of Trustees (“Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Portfolio Fund Transactions and Income Recognition

Investments in Portfolio Funds are recorded on a subscription effective date basis, which is generally the first day of the calendar month in which the investment is effective. Realized gains and losses are calculated on a specific identification method when redemptions are accepted by a Portfolio Fund, which is generally on the last day of the calendar month. Interest income, if any, and expense are accrued each month. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

A Portfolio Fund held by the Fund was liquidated as of December 31, 2018. As of March 31, 2019, proceeds from the liquidation, which have been estimated by management, have not been received. These proceeds are included in the receivable for Portfolio Funds sold on the Statement of Assets and Liabilities.

Cross Shore Discovery Fund
Notes to the Financial Statements (continued)

March 31, 2019

B. Investment Valuation and Risks

The Fund will calculate the net asset value per share (“NAV”) of the Institutional Shares as of the close of business on the last business day of each calendar month and at such other times as the Board may determine, including in connection with the repurchase of Institutional Shares.

Because the Fund invests all or substantially all of its assets in Portfolio Funds, the NAV of the Institutional Shares will depend on the value of the Portfolio Funds. The NAVs of Portfolio Funds are generally not available from pricing vendors, nor are they calculable independently by the Fund or by Cross Shore Capital Management, LLC, the Fund’s investment adviser (the “Adviser”).

Accordingly, the Board has approved procedures (the “Valuation Procedures”) pursuant to which the Fund will value its investments in the Portfolio Funds at fair value. Under the Valuation Procedures, the Adviser is responsible for determining the fair value of each Portfolio Fund as of each date upon which the NAV of the Institutional Shares is calculated (the “NAV Date”). The Valuation Procedures require the Adviser to consider all relevant information when assessing and determining the fair value of the Fund’s interest in each Portfolio Fund and to make all fair value determinations in good faith. All fair value determinations made by the Adviser are subject to the review and supervision of the Board through its Valuation Committee. The Board’s Valuation Committee will be responsible for ensuring that the valuation process utilized by the Adviser is fair to the Fund and consistent with applicable regulatory guidelines.

As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will be the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund’s interest in the Portfolio Fund was redeemed as of the NAV Date. In accordance with the Valuation Procedures, the fair value of the Fund’s interest in a Portfolio Fund as of a NAV Date will ordinarily be the most recent NAV reported by a Portfolio Fund’s Investment Manager or third party administrator (“Portfolio Fund Management”). In the event that the last reported NAV of a Portfolio Fund is not as of the NAV Date, the Adviser may use other information that it believes should be taken into consideration in determining the Portfolio Fund’s fair value as of the NAV Date, including benchmark or other triggers to determine any significant market movement that has occurred between the effective date of the most recent NAV reported by the Portfolio Fund and the NAV Date.

Because Portfolio Funds are not registered under the 1940 Act and their governing documents typically do not impose significant investment restrictions, a Portfolio Fund may without limitation or prior notice to the Adviser, invest and trade in a broad range of securities, derivatives and other financial instruments (collectively, “Assets”). While, generally, each Portfolio Fund carries its investments at fair value, these investments may be associated with a varying degree of off-balance sheet risks, including both market and credit risks. Market risk is the risk of potential adverse changes to the value of the Assets because of the changes in market conditions such as interest and currency rate movements and volatility of Asset values. Credit risk is the risk of the potential inability of counterparties to perform the terms of the contracts, which may be in excess of the amounts recorded in the Portfolio Funds’ respective balance sheets. In addition, the Portfolio Funds will engage in the short sale of securities. A short sale of a security not owned by a Portfolio Fund involves the sale of a security that is borrowed from a counterparty to complete the sale. The sale of

Cross Shore Discovery Fund
Notes to the Financial Statements (continued)

March 31, 2019

a borrowed security may result in a loss if the price of the borrowed security increases after the sale. Purchasing securities to close out the short position can itself cause their market price to rise further, increasing losses. Furthermore, a short seller may be prematurely forced to close out a short position if a counterparty demands the return of borrowed securities. Losses on short sales are theoretically unlimited, although losses to the Fund are limited to its investment in a particular Portfolio Fund.

Portfolio Fund Investment Managers (the “Investment Managers”), who operate Portfolio Funds in which the Fund invests, receive fees for their services. The fees include management and incentive fees or allocations based upon the net asset value of the Fund’s investment. These fees are deducted directly from each Portfolio Fund’s assets in accordance with the governing documents of the Portfolio Fund. During the year ended March 31, 2019, the fees for these services ranged from 0.75% to 2.00% per annum for management fees and up to 20% of the Portfolio Funds’ net profits for incentive fees or allocations. The impact of these fees are reflected in the Fund’s performance, but are not operational expenses of the Fund. In certain cases, the incentive fees or allocations may be subject to a hurdle rate.

Based on the information the Adviser typically receives from the Portfolio Funds, the Fund is unable to determine on a look-through basis if any investments, on an aggregate basis, held by the Portfolio Funds represent greater than 5% of the Fund’s net assets.

The Fund’s interests in Portfolio Funds are also illiquid and subject to substantial restrictions on transferability. The Fund may not be able to acquire initial or additional interests in a Portfolio Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that Portfolio Fund’s governing documents.

Generally, the fair value of the Fund’s investments in a Portfolio Fund represents the Fund’s proportionate share of that Portfolio Fund’s net assets as reported by applicable Portfolio Fund Management. All valuations as of March 31, 2019, were determined by the Adviser to be consistent with the Fund’s Valuation Procedures and are net of management and incentive fees pursuant to the Portfolio Funds’ applicable agreements. The fair value represents the amount the Fund expects to receive, gross of redemption fees or penalties, at March 31, 2019, if it were to liquidate its investments in the Portfolio Funds. Because of the inherent uncertainly of valuation, the value of investments in the Portfolio Funds held by the Fund may differ significantly from the values that would have been used had a ready market existed, and differences could be material.

Pursuant to the Valuation Procedures, the Adviser may conclude in certain circumstances that, after considering information reasonably available at the time the valuation is made and that the Adviser believes to be reliable, the balance provided by the Portfolio Fund Management does not represent the fair value of the Fund’s interest in the Portfolio Fund. In addition, in the absence of specific transaction activity in the interests of a particular Portfolio Fund, the Adviser could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund’s net assets as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to the reported net assets and would be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Any such decision is made in good faith and is subject to the review and supervision of the Board.

Cross Shore Discovery Fund
Notes to the Financial Statements (continued)

March 31, 2019

In determining fair values as of March 31, 2019, the Adviser has, as a practical expedient, estimated the fair value of each Portfolio Fund using the NAV (or its equivalent) provided by the Portfolio Fund Management of each Portfolio Fund as of that date.

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●

Level 1 – Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●	Level 2 – Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly.

●

Level 3 – Inputs, broadly referred to as the assumptions that market participants use to make valuation decisions, are unobservable and reflect the Adviser’s best estimate of what market participants would use in pricing the financial instrument at the measurement date.

Investments in money market mutual funds are generally priced at the ending NAV provided by the service agent of the funds. Accordingly, money market mutual funds with a fair value of $461,684 have been categorized as Level 1 in the fair value hierarchy. All investments for which fair value is measured using the NAV per share as a practical expedient are not required to be categorized within the fair value hierarchy. Accordingly, Portfolio Funds with a fair value of $33,682,386 have not been categorized in the fair value hierarchy.

3. Investment Strategies

The Fund seeks to invest at least 80% of its total assets in Portfolio Funds that predominately employ equity long/short strategies. Generally, the equity long/short strategies employed by the Portfolio Funds involve taking long and short positions in the equity securities (or the equivalent thereof) of U.S. and foreign issuers. These long and short positions are created by purchasing and selling short specific equity securities or groups of equity securities.

Investment Managers may utilize a variety of investment approaches and techniques to implement their long/short equity strategies. Investment Managers, for example, may construct long and short portions based upon: (1) a mispricing of equity securities relative to each other or relative to historic norms (Relative Value Approach); (2) the effect of events on different equity securities (Event Driven Approach); (3) perceived valuations of equity securities (e.g., whether an issuer is overvalued or undervalued) (Fundamental Long/Short Approach); and/or (4) the effect of economic and political changes on the prices of equity securities (Directional Trading Approach) (collectively, “Long/Short Equity Techniques”). The Investment Managers may utilize a variety of investment styles (e.g., growth/value, small cap/large cap) and focus on specific sectors, regions (e.g., U.S., emerging markets, global) and asset classes (e.g., common stocks, preferred stocks and convertible securities) to implement their long/short equity strategies.

Cross Shore Discovery Fund
Notes to the Financial Statements (continued)

March 31, 2019

While it is anticipated that the Portfolio Funds will primarily invest in publicly traded U.S. and foreign common stocks, Portfolio Funds may also use other equity securities such as preferred stock, convertible securities and warrants to implement their equity long/short strategies. A Portfolio Fund may also invest in fixed income securities such as corporate debt obligations, government securities, municipal securities, financial institution obligations, mortgage-related securities, asset-backed securities and zero-coupon securities issued by U.S. issuers and similar securities issued by foreign issuers (collectively, “Fixed Income Securities”) on an opportunistic basis. For example, a Portfolio Fund may take a long or short position in the Fixed Income Securities of one or more specific issuers or groups of Fixed Income Securities to the extent that the Investment Manager believes that such securities constitute a better investment opportunity than corresponding equity securities over a given period of time. A Portfolio Fund may also take long or short positions in Fixed Income Securities as a hedge against the equity or fixed income exposure in its portfolio. It is expected that an Investment Manager may apply techniques similar to the Long/Short Equity Techniques to implement long/short positions in Fixed Income Securities.

While a Portfolio Fund generally implements its long/short strategies by investing directly or selling short Equity and Fixed Income Securities, a Portfolio Fund may use derivatives, typically, options on Equity or Fixed Income indices (each an “Index”), futures on Indices and total return swaps involving one or a basket of Equity or Fixed Income Securities, to create synthetic exposure to these Indices/securities for the purposes of increasing portfolio profitability or for hedging against certain long/short strategy risks.

4. Investment Advisory Fee and Other Transactions with Affiliates

A. Investment Advisory Fees

The Adviser serves as the Fund’s investment adviser. The Adviser receives an annual fee of 1.25% payable monthly based on the Fund’s monthly net assets. Prior to August 1, 2018, the Adviser received an annual fee of 1.75% payable monthly based on the Fund’s monthly net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the total annual Fund operating expenses attributable to the Institutional Shares will not exceed an annual rate of 2.00% (after fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, dividend expenses on short sales and extraordinary expenses not incurred in the ordinary course of the Fund’s business) of the Fund’s average net assets for the fiscal year. The arrangement will continue until, at least, July 31, 2019 and can only be terminated prior to that day with approval from the Board. The Adviser may recoup fees waived and expenses reimbursed within three years of the date in which such waivers and reimbursements were made if such recoupment does not cause current expenses within the fiscal year to exceed the expense limit in effect at the time the expense was paid/waived or any expense limit in effect at the time of repayment. Prior to August 1, 2018, the Adviser had contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the total annual Fund operating expenses attributable to the Institutional Shares would not exceed an annual rate of 2.25% (after fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, dividend expenses on short sales and extraordinary expenses not

Cross Shore Discovery Fund
Notes to the Financial Statements (continued)

March 31, 2019

incurred in the ordinary course of the Fund’s business) of the Fund’s average net assets for the fiscal year. As of March 31, 2019, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements by the following dates:

March 31, 2020	$158,803
March 31, 2021	110,417
March 31, 2022	52,404
Total	$321,624

For the year ended March 31, 2019, the Adviser recouped $14,685 in prior advisory fees waived and expenses reimbursed.

B. Administration, Accounting, Compliance Services and Transfer Agent Fees

Pursuant to an agreement between the Fund and Ultimus Fund Solutions, LLC (“Administrator” or “Ultimus”), the Administrator provides administration, transfer agency and compliance services to the Fund and supplies certain officers to the Fund including a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer. The Fund pays the Administrator a basis point fee, subject to fee minimums, for administrative services, a base annual fee plus an annual fee per open shareholder account for transfer agency and a fixed fee for compliance services and certain out of pocket expenses. Pursuant to an agreement between the Fund and Citco Fund Services (USA), Inc. (“Fund Accountant” or “Citco”), the Fund Accountant provides fund accounting services to the Fund. The Fund pays Citco, a basis point fee, subject to fee minimums, for fund accounting services and certain out of pocket expenses.

C. Distribution

Unified Financial Securities, LLC (the “Distributor”) acts as principal underwriter and distributor of the Fund’s shares of beneficial interest on a best effort basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of shares and shares are available for purchase through these Selling Agents or directly through the Distributor. Generally, shares are only offered to investors that are U.S. persons for U.S. federal income tax purposes.

D. Custodian Fees

The Huntington National Bank, N.A. (the “Custodian”) is custodian of the Fund’s investments and may maintain Fund assets with U.S. and foreign sub custodians, subject to policies and procedures approved by the Board. The Fund and the Custodian have entered into an agreement with Citco Bank (Canada) (“Citco Bank”) to perform certain sub-custodian services to the Fund. Fees and expenses of the Custodian and Citco Bank are paid by the Fund.

Cross Shore Discovery Fund
Notes to the Financial Statements (continued)

March 31, 2019

E. General

Certain officers of the Fund are officers, directors and/or trustees of the above companies. Independent trustees are paid a $2,500 for each regularly scheduled Board meeting and $1,250 for each special Board meeting attended, for their services to the Fund. Interested trustees and officers of the Trust are not paid for services directly by the Fund.

5. Capital Share Transactions

Shares of the Fund will be traded for purchase only through the Distributor, or a Selling Agent as of the first business day of each month. To provide a limited degree of liquidity to shareholders, the Fund may from time to time offer to repurchase shares pursuant to written repurchase offers, but is not obligated to do so.

Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion and generally will be offers to repurchase an aggregate specified dollar amount of outstanding shares or a specific number of shares. Any such offer will be made only on terms that the Board determines to be fair to the Fund and to all shareholders or persons holdings shares acquired from shareholders. When the Board determines that the Fund will repurchase shares or portions thereof, notice will be provided to each shareholder describing the terms thereof, and containing information a shareholder should consider in deciding whether and how to participate in such repurchase opportunity. The Board convenes quarterly to consider whether or not to authorize a tender offer. The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a valuation date as of March 31, June 30, September 30 or December 31 (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter).

6. Purchases and Sales of Portfolio Funds

Aggregate purchases and proceeds from sales of Portfolio Funds, other than short-term investments, for the year ended March 31, 2019 amounted to $11,050,000 and $11,571,074, respectively. There were no purchases or sales of U.S. government obligations for the year ended March 31, 2019.

7. Distributions

The Fund declares and pays dividends on investment income, if any, annually. The Fund also makes distributions of net capital gains, if any, annually.

8. Federal Income Taxes

It is the policy of the Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Cross Shore Discovery Fund
Notes to the Financial Statements (continued)

March 31, 2019

The following information is provided on a tax basis as of March 31, 2019:

Gross unrealized appreciation	$—
Gross unrealized depreciation	(220,013)
Net unrealized appreciation / (depreciation)	$(220,013)

As of March 31, 2019, the aggregate cost of investment entities for federal tax purposes was $34,351,841. The difference between the book-basis unrealized appreciation/(depreciation) is attributable primarily to the realization for tax purposes of unrealized gain/(losses) on investments in passive foreign investment companies.

As of March 31, 2019, the Fund’s most recent fiscal year end, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,564,397
Accumulated capital and other losses	(415,869)
Unrealized appreciation / (depreciation)	(220,013)
Total	$928,515

The tax character of distributions for the fiscal years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$1,373,500	$4,705,651
Total distributions paid	$1,373,500	$4,705,651

As of March 31, 2019, for federal income tax purposes and the treatment of distributions payable, the Fund had $199,701 of short-term and $216,168 of long-term capital loss carryforwards available to offset future gains, if any, that may be carried forward indefinitely, to the extent provided by the Treasury regulations.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (ie, all open tax periods since inception). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

9. Control Persons

A control person is a shareholder who owns beneficially, or through controlled companies, more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of March 31, 2019, Cross Shore QP Partners, LP owned 40% of the outstanding shares of the Fund.

Cross Shore Discovery Fund
Notes to the Financial Statements (concluded)

March 31, 2019

10. Recent Accounting Pronouncement

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

11. Subsequent Events

The Fund announced that the Board had approved a tender offer to purchase up to 20% of the net asset value of the Fund’s Institutional Shares to be calculated at a price equal to the Fund’s Institutional Shares net asset value as of June 28, 2019. The Fund commenced its tender offer on March 18, 2019 and the expiration of the tender offer is on April 12, 2019.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no additional items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Form

To the Shareholders and Board of Trustees of
Cross Shore Discovery Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cross Shore Discovery Fund (the “Fund”) as of March 31, 2019, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended March 31, 2017 and prior, were audited by other auditors whose report dated May 26, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and underlying portfolio funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 30, 2019

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you will receive in January 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 0% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2019 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

For the year ended March 31, 2019, the Fund designated $0 as 20% long-term capital gain distributions.

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

The following table provides information regarding each of the Independent Trustees.

Name and year of Birth, Positions (s) Held with Company, Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees:
David J. Gruber Born: 1963 Trustee; Lead Independent Trustee; Chairman/Member, Audit Committee; Member, Nominating and Valuation Committees Since 2014	Director of Risk Advisory Services, Holbrook and Manter, CPAs since 2016; President, DJG Financial Consulting LLC from 2007-2016.	1	Trustee, Asset Management Fund (5 series) since 2015; Trustee, Monteagle Funds (6 series) since 2015.
Thomas E. Niehaus Born: 1960 Trustee; Member, Audit Committee; Chairman and Member, Nominating and Valuation Committees Since 2014	Managing Director, Oakpoint Fund Services LLC since 2006.	1	Director, Rampart Funds, Ltd. since 2007.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act.

Name and year of Birth, Positions (s) Held with Company, Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Neil Kuttner Born: 1951 Trustee; Chief Executive Officer; President Since 2014	Managing Member, Adviser since 2002.	1	None

(1)

Each Trustee serves until retirement, resignation or removal from the Board. Trustees may be removed in accordance with the Declaration of Trust with or without cause by written instrument signed by a majority of the Trustees or by vote of a majority of the shareholders, at a meeting holding at least two-thirds (2/3) of outstanding Institutional Shares.

(2)	Mr. Kuttner is an Interested Trustee because of his affiliation with the Adviser.

Trustees and Officers (Unaudited) (continued)

Principal Officers who are Not Trustees

Name and year of Birth, Positions (s) Held with Company, Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years
Gregory Knoth (2) Born: 1970 Treasurer and Principal Financial Officer Since 2019

Vice President, Mutual Fund Controller, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President and Manager of Fund Accounting, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2013 to 2015).

Simon Berry (2) Born: 1971 Secretary Since 2017	Senior Attorney, Ultimus Fund Solutions, LLC (June 2016 to present); Attorney, Kentucky Department of Financial Institutions 2009-2016.
Martin R. Dean (2) Born: 1963 Chief Compliance Officer Since 2016

Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC (January 2016 to present); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (2013 to 2015); Director of Fund Accounting and Fund Administration Product at Citi Fund Services (2008 to 2013).

(1)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
(2)	The business address of this officer is 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (844) 300-7828 to request a copy of the SAI or to make shareholder inquiries.

Privacy Notice

FACTS	WHAT DOES CROSS SHORE DISCOVERY FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cross Shore Discovery Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cross Shore Discovery Fund share?	Can you limit this sharing?
For our everyday business purposes — Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share

Privacy Notice (continued)

For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (844) 300-7828

Who we are
Who is providing this notice?	Cross Shore Discovery Fund Unified Financial Securities, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator and Transfer Agent)
What we do
How does Cross Shore Discovery Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Cross Shore Discovery Fund collect my personal information?

We collect your personal information, for example, when you

■ Open an account

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Privacy Notice (concluded)

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Cross Shore Capital Management, LLC, the investment adviser to Cross Shore Discovery Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Cross Shore Discovery Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Cross Shore Discovery Fund does not jointly market.

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Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (844) 300-7828 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Neil Kuttner, Chairman

David J. Gruber

Thomas E. Niehaus

OFFICERS

Neil Kuttner, Chief Executive Officer and President

Gregory Knoth, Principal Financial Officer and Treasurer

Simon Berry, Secretary

Martin R. Dean, Chief Compliance Officer

INVESTMENT ADVISER

Cross Shore Capital Management, LLC

111 Great Neck Road, Suite 210

Great Neck, NY 11021

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Bernstein Shur

100 Middle Street

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

FUND ACCOUNTANT

Citco Fund Services (USA), Inc.

3 Second Street, Harborside Plaza 10

Jersey City, NJ 07311

ADMINISTRATOR AND TRANSFER AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are David J. Gruber and Thomas E. Niehaus, each of whom is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

	Registrant

	Cross Shore Discovery Fund:	FY 2019	$41,000
		FY 2018	$41,000

(b)	Audit-Related Fees

	Registrant

	Cross Shore Discovery Fund:	FY 2019	$0
		FY 2018	$0

(c)	Tax Fees

	Registrant

	Cross Shore Discovery Fund:	FY 2019	$12,000
		FY 2018	$12,000

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

	Registrant

	Cross Shore Discovery Fund:	FY 2019	$0
		FY 2018	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Fund, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Fund's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Fund if the engagement relates directly to the operations and financial reporting of the Fund, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

None of the services described in paragraph (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of rule 2-01 of Regulation S-X.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

All Fees for Non-Audit Services Provided to the Fund, the Adviser and Service Affiliates
FY 2019	$12,000
FY 2018	$12,000

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

I. STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

Money market funds or their equivalent shall not be subject to these Proxy Voting Policies and Procedures.

II. PROXY VOTING PROCEDURES

All proxies received by the Adviser will be sent to the Compliance Officer. The Compliance Officer will:

  • Keep a record of each proxy received;

  • Forward the proxy to the portfolio manager or other managing member who makes the voting decision in the firm

  • Determine which portfolios managed by the Adviser hold the security to which the proxy relates;

  • Provide the portfolio manager with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

  • Absent material conflicts (see Section IV below), the portfolio manager will determine how the Adviser should vote the proxy. The portfolio manager will send its decision on how the Adviser will vote a proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

  • The Adviser may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. VOTING GUIDELINES

In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

  • Generally, the Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

  • Generally, the Adviser will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, the Adviser shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

  • whether the proposal was recommended by management and the Adviser’s opinion of management;

  • whether the proposal acts to entrench existing management; and

  • whether the proposal fairly compensates management for past and future performance.

IV. CONFLICTS OF INTEREST

1. The Compliance Officer will identify any conflicts that exist between the interests of the Adviser and its clients. This examination will include a review of the relationship of the Adviser and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of the Adviser or an affiliate of the Adviser or has some other relationship with the Adviser or a client of the Adviser.

2. If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. The Adviser will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when the Adviser determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Adviser will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, the Adviser will vote the proxies solely in accordance with the policies outlined in Section III. “Voting Guidelines” above.

V. DISCLOSURE

1. The Adviser will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone, in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how the Adviser voted the client’s proxy.

2. A concise summary of this Proxy Voting Policy and Procedures will be included in the Adviser’s Form ADV Part II, and will be updated whenever these policies and procedures are updated.

VI. RECORDKEEPING

The Compliance Officer will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

  • Copies of this proxy voting policy and procedures, and any amendments thereto.

  • A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.1

  • A record of each vote that the Adviser casts.2

  • A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.

  • A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

[1]	The Adviser may choose instead to have a third party retain a copy of proxy statements (provided that the third party undertakes to provide a copy of the proxy statements promptly upon request).
[2]	The Adviser may also rely on a third party to retain a copy of the votes cast (provided that the third party undertakes to provide a copy of the record promptly upon request).

Item 8. Portfolio Managers of Closed-End Investment Companies.

Victor Linell and Benjamin Bloomstone are the Fund’s portfolio managers and are equally responsible for the day-to-day management of the Fund’s portfolio. Neil Kuttner, a member of the Board and the Chief Operating Officer of the Adviser, may veto investment decisions on the grounds of operational concerns only. Stephan Togher (together with Messrs. Linell, Bloomstone and Kuttner, “Team Members”) is the Director of Research and supports the portfolio managers in their investment analysis. Messrs. Linell, Bloomstone and Kuttner have served on the Adviser’s Investment Committee since the Fund’s inception on August 1, 2012. Mr. Togher has served on the Adviser’s Investment Committee since the commencement of his employment with the Adviser in September, 2014. Biographical information for Messrs. Bloomstone, Kuttner, Linell and Togher is set forth below.

Benjamin Bloomstone. Benjamin Bloomstone is a Managing Member of the Adviser and shares responsibility for the Adviser’s research and the overall investment process with Mr. Linell. Mr. Bloomstone worked in the financial services industry for 24 years before joining the Adviser in March 2003. From 1989 until 2003, he was a managing director and equity product manager at Credit Suisse First Boston, where he was responsible for institutional equity research sales in the Boston area. Prior to joining Credit Suisse First Boston, Mr. Bloomstone was a principal with Sanford C. Bernstein Co., Inc. (“Bernstein”) in the institutional sales area. He started his career at Price Waterhouse where he was a Certified Public Accountant (“CPA”) in the audit and tax division. Mr. Bloomstone received his B.S. in accounting from the State University of New York at Albany.

Neil Kuttner. Neil Kuttner is a Managing Member of the Adviser and serves as Chief Operations Officer, with responsibility for finance, operations and compliance. Mr. Kuttner worked in the financial services industry for 24 years before forming the Adviser in November 2002. From 1982 through 2001, he was employed by Bernstein as a principal, holding positions of chief financial officer and treasurer. After the sale of Bernstein to Alliance Capital in 2000, he worked on a number of special assignments for the combined company and taught tax planning at Lehman College. Mr. Kuttner began his career at Coopers and Lybrand as a CPA and supervising auditor. Mr. Kuttner earned a B.A. in economics from City College of New York and a master’s degree in business administration from the Wharton School.

Victor Linell. Victor Linell is a Managing Member of the Adviser and shares responsibility for the Adviser’s research and the overall investment process with Mr. Bloomstone. Mr. Linell worked in the financial services industry for 24 years before forming the Adviser in November 2002. From 1987 until 2002, he was a principal at Bernstein, where he was responsible for institutional equity research sales for many of Bernstein’s largest accounts, including: Fidelity Management and Research Co., Wellington Management Co., Massachusetts Financial Services Inc. and State Street Research and Management Co. Prior to joining Bernstein, Mr. Linell was a vice president and financial adviser with Shearson Lehman American Express. He started his career at Price Waterhouse where he was a CPA in the audit and tax division. Mr. Linell received his B.S. in accounting from the University of Maryland.

Stephan Togher. Stephan Togher joined the Adviser in September, 2014 as Director of Research. Mr. Togher has over 15 years of experience in the field of alternative investments where he has had direct responsibility for portfolio management, risk management, manager due diligence and operations. Prior to joining the Adviser, Mr. Togher was the Director of Research and Co-Chair of the Investment Committee for 6800 Capital (“6800”), an alternative investment advisor specializing in multi-manager funds. At 6800, Mr. Togher oversaw manager due diligence and product development. Before his work at 6800, Mr. Togher was a Managing Director at Fortigent, LLC, where he oversaw their alternative investment platform and the use of hedge fund and other non-traditional investments in client portfolios. Mr. Togher earned a B.A. in Computer Information Systems and a MBA (Finance) from Bernard Baruch College, where he also served as an Adjunct Lecturer in the Department of Mathematics. Mr. Togher holds the Chartered Alternative Investment Analyst (CAIA) designation.

The Team Members are responsible for managing all accounts, funds and other investment vehicles of the Adviser. The table below identifies, the number of accounts managed (excluding the Fund) by the Team Members and the total assets in such accounts, within each of the following categories: other pooled investment vehicles and other accounts. The Team Members do not manage any other registered investment companies. Information in the table is shown as of March 31, 2019. Asset amounts are approximate and have been rounded.

Team Member	Pooled Investment Vehicles				Other Accounts
	Number (Total)	Market Value Total	Number w/ Perf. Fee(1)	Market Value w/ Perf. Fee(1)	Number (Total)	Market Value (Total)	Number w/ Perf. Fee(1)	Market Value w/ Perf. Fee (1)
B. Bloomstone	6	$263,654,313	6	$263,654,313	0	N/A	N/A	N/A
N. Kuttner	6	$263,654,313	6	$263,654,313	0	N/A	N/A	N/A
V. Linell	6	$263,654,313	6	$263,654,313	0	N/A	N/A	N/A
S. Togher	6	$263,654,313	6	$263,654,313	0	N/A	N/A	N/A

(1)	These columns represent the number and market value of Pooled Investment Vehicles and Other Accounts that pay the Adviser a performance-based fee.

Potential Conflicts of Interest

As a general matter, certain actual or apparent conflicts of interest may arise in connection with a Team member’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the Team Member is responsible, on the other. For example, the management of multiple accounts may result in a Team Member devoting unequal time and attention to the management of each account. Although the Adviser does not track the time a Team Member spends on a single portfolio, it does periodically assess whether a Team Member has adequate time and resources to effectively manage all of the accounts for which he is responsible. Moreover, variances in advisory fees charged from account to account may create an incentive for a Team Member to devote more attention to those accounts that pay higher advisory fees. It is also possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.

The Adviser has adopted and implemented policies and procedures, including trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.

Compensation

The Team Members, except Mr. Togher, are Managing Members and equity owners of the Adviser. Their compensation consists of a fixed salary plus their respective share of the Adviser’s earnings. Mr. Togher’s compensation consists of a fixed salary and a discretionary annual bonus. Criteria that determine the amount of the bonus include the quality of the research produced by his team, his contributions to the portfolio management and sales functions, and total firm profitability.

Ownership of Institutional Shares

As of March 31, 2019, each Team Member owned Institutional Shares as summarized in the following table:

Team Member	Dollar Range of Beneficial Ownership in Fund as of March 31, 2019
B. Bloomstone	Over $1,000,000
N. Kuttner	Over $1,000,000
V. Linell	Over $1,000,000
S. Togher	$50,000 to $100,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Fund with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. NOT APPLICABLE

Item 13. Exhibits.

(a)	(1)	Code is filed herewith.

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cross Shore Discovery Fund

By	/s/ Neil Kuttner
Neil Kuttner, President and Chief Executive Officer

Date	June 05, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Neil Kuttner
Neil Kuttner, President and Chief Executive Officer

Date	June 05, 2019

By	/s/ Gregory Knoth
Gregory Knoth, Treasurer and Principal Financial Officer

Date	June 05, 2019